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                                                                   EXHIBIT 10.13

                ONSALE, INC. 1996 EMPLOYEE STOCK PURCHASE PLAN
                                ENROLLMENT FORM

   Check One:                                          Complete:

          [ ]  New Enrollment                          Social Security No._________________________________

          [ ]  Change                                  Employee No.________________________________________

1. Name of Participant_____________________________________________________________________________________

2. Stock purchased under the Plan should be held in account with Alex. Brown &
   Sons in my name or in my name together with the name(s) indicated below/*/:

   Name__________________________________________      Social Security No._________________________________

   Name__________________________________________      Social Security No._________________________________

   If spouse (circle one): Joint Tenants/Community Property

   Please notify Alex. Brown & Sons directly to transfer or sell your stock.

3. Payroll Deduction Level (from 2% to 15% in whole percentages):____________ (deductions will be made from your base salary).

4. I confirm my spouse's interest (if married) in the community property herein, and I hereby designate the following person(s) as my beneficiary(ies) to receive all payments and/or stock attributable to my interest under the Plan:

          NAME                              *To be divided                          ADDRESS
                                              as follows:
   __________________________________       ______________              ___________________________________
   Last         First           M.I.                                    Number          Street

   __________________________________                                   ___________________________________
   Social Security No.   Relationship                                   City            State           Zip

   __________________________________       ______________              ___________________________________
   Last         First           M.I.                                    Number          Street

   ___________________________________                                  ___________________________________
   Social Security No.    Relationship                                  City            State           Zip

   * If more than one beneficiary: (1) insert "in equal shares", or (2) insert percentage to be paid to each beneficiary.


5. The information provided on this Enrollment Form will remain in effect unless and until I complete and submit to the Human Resources Department a new enrollment form.

                                    ONSALE, INC.  OFFICE USE:

   Signature:___________________    Date received by the Human Resources Dept.:______________

   Name:________________________    Date entered into system:________________________________

   Date:________________________

* If you name someone other than your spouse, you will cause a "disqualifying disposition" of the shares and you will be deemed to have received ordinary income in the amount that the fair market value of the shares on the date of purchase was greater than the amount you paid for the shares.

Please return this form to Patrick Goo in the Human Resources Department.

IF YOU WISH TO ENROLL IN AN UPCOMING OFFERING PERIOD, THIS FORM MUST BE RETURNED TO PATRICK GOO NO LATER THAN 15 DAYS PRIOR TO THE BEGINNING OF THE OFFERING PERIOD.
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                                  ONSALE INC.

                       1996 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT



1. I elect to participate in the ONSALE, Inc. (the "Company") 1996 Employee Stock Purchase Plan (the "Plan") and to subscribe to purchase shares of the Company's Common Stock (the "Shares") in accordance with this Subscription Agreement and the Plan.

2. I authorize payroll deductions from each of my paychecks in that percentage of my base salary as shown on my Enrollment Form, in accordance with the Plan.

3. I understand that such payroll deductions shall be accumulated for the purchase of Shares under the Plan at the applicable purchase price determined in accordance with the Plan. I further understand that except as otherwise set forth in the Plan, Shares will be purchased for me automatically at the end of each Purchase Period unless I withdraw from the Plan or otherwise become ineligible to participate in the Plan.

4. I understand that this Subscription Agreement will automatically re-enroll me in all subsequent Offering Periods unless I withdraw from the Plan or I become ineligible to participate in the Plan.

5. I acknowledge that I have a copy of and am familiar with the Company's most recent Prospectus which describes the Plan. A copy of the complete Plan and the Prospectus is on file with the Company.

6. I understand that Shares purchased for me under the Plan will be held in a personal account with Alex. Brown & Sons unless I request otherwise.

7. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

8.   I have read and understood this Subscription Agreement.



                              Signature:_____________________________________

                              Name:__________________________________________

                              Date:__________________________________________



Please return this form to Patrick Goo in the Human Resources Department no later than 15 days prior to the beginning of the Offering Period in which you wish to participate.